UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 2, 2016
LIMELIGHT NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
222 South Mill Avenue, 8th Floor
Tempe, AZ 85281
(Address, including zip code, of principal executive offices)
(602) 850-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends certain information provided in the earnings release (the “Earnings Release”) attached as Exhibit 99.1 to Limelight Network, Inc.’s (the “Company”) Current Report on Form 8-K furnished by the Company to the Securities and Exchange Commission on July 27, 2016 (the “Original Report”). The revised information will also be included in the Company's Quarterly Report on Form 10-Q, to be filed later this week.

Item 2.02	Results of Operations and Financial Condition.
On July 27, 2016, the Company issued the Original Report, which included a press release regarding its financial results for the quarter ended June 30, 2016, and certain other information. Subsequent to the Original Report, the Company entered into a settlement and licensing agreement with Akamai Technologies to bring the longstanding battle over the '703 patent to a conclusion. A press release announcing the settlement and licensing agreement was attached as Exhibit 99.1 of the Current Report on Form 8-K furnished on August 1, 2016. The agreement settles all asserted and unasserted claims with respect to the licensed patents, which allows us to operate our business with greater flexibility going forward. The terms of the agreement require us to pay $54 million to be paid over twelve equal quarterly installments beginning on August 1, 2016.  As a result, this is a recognized subsequent event in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP), the Company has taken a charge in operating expenses in the quarter ended June 30, 2016 for the full amount of $54 million, instead of the $51 million judgment that was reported in last week’s Earnings Release. This revision has the effect of increasing the U.S. GAAP net loss for the quarter ended June 30, 2016 of $54.9 million, or $0.53 per basic share to $57.9 million, or $0.56 per basic share. It also results in an increase of the U.S. GAAP net loss for the six months ended June 30, 2016 of $60.8 million, or $0.59 per basic share to $63.9 million, or $0.62 per basic share.
The updated financial tables as of June 30, 2016 and for the three and six months ended June 30, 2016 follow:

Financial Tables
Limelight Networks, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except per share data)

	June 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$30,885	$44,680
Restricted cash	62,790	—
Marketable securities	—	28,322
Accounts receivable, net	24,872	26,795
Income taxes receivable	135	170
Deferred income taxes	80	89
Prepaid expenses and other current assets	6,278	9,578
Total current assets	125,040	109,634
Property and equipment, net	30,647	36,143
Marketable securities, less current portion	40	40
Deferred income taxes, less current portion	1,284	1,252
Goodwill	76,242	76,143
Other assets	1,903	2,415
Total assets	$235,156	$225,627
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,630	$9,137
Deferred revenue	2,469	2,890
Capital lease obligations	1,119	466
Income taxes payable	165	204
Provision for litigation	18,000	—
Other current liabilities	10,391	10,857
Total current liabilities	39,774	23,554
Long-term debt	12,790	—
Capital lease obligations, less current portion	3,008	1,436
Deferred income taxes	145	137
Deferred revenue, less current portion	52	92
Provision for litigation, less current portion	36,000	—
Other long-term liabilities	1,963	2,311
Total liabilities	93,732	27,530
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value; 300,000 shares authorized; 104,653 and 102,299 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	104	102
Additional paid-in capital	483,903	477,202
Accumulated other comprehensive loss	(10,304)	(10,812)
Accumulated deficit	(332,279)	(268,395)
Total stockholders’ equity	141,424	198,097
Total liabilities and stockholders’ equity	$235,156	$225,627

Limelight Networks, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	Percent	June 30,	Percent	June 30,	June 30,	Percent
	2016	2016	Change	2015	Change	2016	2015	Change
Revenues	$43,560	$41,422	5%	$43,795	(1)%	$84,982	$86,124	(1)%
Cost of revenue:
Cost of services (1)	20,271	20,110	1%	21,271	(5)%	40,380	42,928	(6)%
Depreciation — network	4,489	4,668	(4)%	4,376	3%	9,157	8,528	7%
Total cost of revenue	24,760	24,778	—%	25,647	(3)%	49,537	51,456	(4)%
Gross profit	18,800	16,644	13%	18,148	4%	35,445	34,668	2%
Gross profit percentage	43.2%	40.2%		41.4%		41.7%	40.3%
Operating expenses:
General and administrative (1)	7,241	6,808	6%	6,081	19%	14,049	12,932	9%
Sales and marketing (1)	8,117	8,903	(9)%	10,002	(19)%	17,020	20,278	(16)%
Research and development (1)	6,289	6,325	(1)%	7,646	(18)%	12,614	13,909	(9)%
Depreciation and amortization	626	623	—%	635	(1)%	1,249	1,276	(2)%
Provision for litigation	54,000	—	NA	—	NA	54,000	—	NA
Total operating expenses	76,273	22,659	237%	24,364	213%	98,932	48,395	104%
Operating loss	(57,473)	(6,015)	855%	(6,216)	825%	(63,487)	(13,727)	362%
Other income (expense):
Interest expense	(279)	(179)	56%	—	NA	(459)	(4)	11,375%
Interest income	8	6	33%	75	(89)%	14	149	(91)%
Other, net	(79)	400	(120)%	(131)	(40)%	321	1,682	(81)%
Total other income (expense)	(350)	227	(254)%	(56)	525%	(124)	1,827	(107)%
Loss before income taxes	(57,823)	(5,788)	899%	(6,272)	822%	(63,611)	(11,900)	435%
Income tax expense	115	158	(27)%	90	28%	273	145	88%
Net loss	$(57,938)	$(5,946)	874%	$(6,362)	811%	(63,884)	(12,045)	430%

Net loss per share:
Basic and diluted	$(0.56)	$(0.06)		$(0.06)		(0.62)	(0.12)

Weighted average shares used in per share calculation:
Basic and diluted	103,904	102,693		99,841		103,299	99,239

(1) Includes share-based compensation (see supplemental table for figures)

Limelight Networks, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2016	2016	2015	2016	2015
Operating activities
Net loss	$(57,938)	$(5,946)	$(6,362)	$(63,884)	$(12,045)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,115	5,291	5,011	10,406	9,804
Share-based compensation	3,293	3,496	3,280	6,789	6,349
Provision for litigation	54,000	—	—	54,000	—
Foreign currency remeasurement (gain) loss	467	(301)	96	166	(1,595)
Deferred income taxes	(68)	82	(62)	14	(115)
Gain on sale of property and equipment	(134)	—	—	(134)	—
Accounts receivable charges (recoveries)	83	(116)	224	(33)	470
Amortization of premium on marketable securities	—	19	48	19	106
Realized loss on marketable securities	—	32	—	32	—
Changes in operating assets and liabilities:
Accounts receivable	2,497	(540)	(4,312)	1,957	(9,292)
Prepaid expenses and other current assets	(191)	3,583	(1,352)	3,392	(202)
Income taxes receivable	51	(13)	13	38	11
Other assets	166	342	217	508	1,009
Accounts payable and other current liabilities	1,566	(4,005)	3,389	(2,439)	1,666
Deferred revenue	(934)	473	520	(461)	317
Income taxes payable	72	(127)	52	(55)	—
Other long term liabilities	(1,237)	900	(175)	(337)	(444)
Net cash provided by (used in) operating activities	6,808	3,170	587	9,978	(3,961)
Investing activities
Purchases of marketable securities	—	—	(1,965)	—	(11,921)
Sale and maturities of marketable securities	—	28,315	1,920	28,315	11,760
Change in restricted cash	—	(62,790)	—	(62,790)	—
Purchases of property and equipment	(259)	(1,421)	(5,395)	(1,680)	(12,061)
Net cash (used in) provided by investing activities	(259)	(35,896)	(5,440)	(36,155)	(12,222)
Financing activities
Principal payments on capital lease obligations	(319)	(159)	—	(478)	(358)
Payment of employee tax withholdings related to restricted stock vesting	(298)	(646)	(837)	(944)	(1,944)
Cash paid for purchase of common stock	—	—	—	—	(957)
Proceeds from line of credit	—	12,790	—	12,790	—
Proceeds from employee stock plans	813	43	544	856	2,519
Net cash provided by (used in) financing activities	196	12,028	(293)	12,224	(740)
Effect of exchange rate changes on cash and cash equivalents	(1)	159	140	158	(342)
Net increase (decrease) in cash and cash equivalents	6,744	(20,539)	(5,006)	(13,795)	(17,265)
Cash and cash equivalents, beginning of period	24,141	44,680	45,508	44,680	57,767
Cash and cash equivalents, end of period	$30,885	$24,141	$40,502	$30,885	$40,502

Limelight Networks, Inc.
Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited

	Three Months Ended						Six Months Ended
	June 30, 2016		March 31, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
U.S. GAAP net loss	$(57,938)	$(0.56)	$(5,946)	$(0.06)	$(6,362)	$(0.06)	$(63,884)	$(0.62)	$(12,045)	$(0.12)
Provision for litigation	54,000	0.52	—	—	—	—	54,000	0.52	—	—
Share-based compensation	3,293	0.03	3,496	0.03	3,280	0.03	6,789	0.07	6,349	0.06
Litigation expenses	1,271	0.01	1,178	0.01	(1,174)	(0.01)	2,449	0.02	(1,155)	(0.01)
Amortization of intangible assets	6	—	6	—	201	—	12	—	399	—
Non-GAAP net income (loss)	$632	$0.01	$(1,266)	$(0.01)	$(4,055)	$(0.04)	$(634)	$(0.01)	$(6,452)	$(0.07)

Weighted average shares used in per share calculation:		103,904		102,693		99,841		103,299		99,239

Limelight Networks, Inc.
Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2016	2016	2015	2016	2015
U.S. GAAP net loss	$(57,938)	$(5,946)	$(6,362)	$(63,884)	$(12,045)
Depreciation and amortization	5,115	5,291	5,011	10,406	9,804
Interest expense	279	179	—	459	4
Interest and other (income) expense	71	(406)	56	(335)	(1,831)
Income tax expense	115	158	90	273	145
EBITDA	$(52,358)	$(724)	$(1,205)	$(53,081)	$(3,923)
Provision for litigation	54,000	—	—	54,000	—
Share-based compensation	3,293	3,496	3,280	6,789	6,349
Litigation expenses	1,271	1,178	(1,174)	2,449	(1,155)
Adjusted EBITDA	$6,206	$3,950	$901	$10,157	$1,271
The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Limelight Networks, Inc. Press Release dated July 27, 2016.*

* Previously furnished as an exhibit to the Original Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: August 2, 2016	By:	/s/ Michael DiSanto
Michael DiSanto Chief Administrative and Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Limelight Networks, Inc. Press Release dated July 27, 2016.*

* Previously furnished as an exhibit to the Original Report.